Filed Pursuant to Rule 497(e)
File Nos. 333-195493; 811-22961
Efficient Market Portfolio Plus ETF (EMPB)
Efficient Market Portfolio Long ETF (EMPL)
(each, a “Fund”)
September 11, 2025
Supplement to each Fund’s Prospectus and
Statement of Additional Information (“SAI”),
each dated December 7, 2024, as previously supplemented

Effective September 15, 2025, PINE Distributors LLC (“PINE” or the “Distributor”) will replace Quasar Distributors, LLC as each Fund’s distributor, and all references to a Fund’s current distributor in the Prospectus and SAI will refer to PINE. PINE’s principal address is 501 S. Cherry Street, Suite 610, Denver, Colorado 80246. PINE is not affiliated with a Fund or its investment adviser or sub-adviser.

Please retain this Supplement with your Prospectus and SAI for future reference.